                                                                   EXHIBIT 10.43

                     MASTER AMENDMENT NO. 3 TO AMENDED AND
                        RESTATED PARTICIPATION AGREEMENT

         This AMENDMENT NO. 3 TO AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Amendment"), is entered into as of April 25, 2001, among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), as the Representative, Construction Agent, Parent Guarantor and a Lessee (in its capacity as Representative, the "Representative"; in its capacity as Construction Agent, the "Construction Agent"; in its capacity as Parent Guarantor, the "Parent Guarantor" and together with the Guarantors listed on the signature page to the Guaranty (each a "Guarantor") and the Structural Guarantors, collectively, the "Guarantors"; and, in its capacity as Lessee, a "Lessee"); certain subsidiaries of BEI that are signatories hereto, as Lessees; BANK OF MONTREAL GLOBAL CAPITAL SOLUTIONS, INC. (formerly known as BMO LEASING (U.S.), INC.), a Delaware corporation, as a Lessor (together with any permitted successors and assigns thereto, each a "Lessor" and collectively the "Lessors") and as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"); the various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; BANK OF MONTREAL, a Canadian banking organization ("BMO"), as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders, as Arranger and Syndication Agent (all of the parties of this preamble, collectively, the "Parties").

         The effective date of this Amendment shall be the Effective Date of the Morgan Credit Agreement (the "Amendment No.3 Effective Date").

                                   RECITALS:

         The Parties entered into an Amended and Restated Participation Agreement dated as of August 28, 1998, amending and restating the Participation Agreement dated as of March 21, 1997 (the "Original Participation Agreement").

         The Parties entered into a Master Amendment No. 1 to Amended and Restated Participation Agreement and Amended and Restated Master Lease and Open-End Mortgage, dated as of September 30, 1999 (the "First Amendment"), which amended the Original Participation Agreement.

         The Parties entered into an Amendment No. 2 to Amended and Restated Participation Agreement, dated as of November 1, 1999 (the "Second Amendment"), which amended the Original Participation Agreement as amended by the First Amendment.

         The Parties wish to further amend certain provisions of the Original Participation Agreement, as amended by the First Amendment and the Second Amendment, as set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

                1. Defined Terms; References. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in Appendix A to the Participation Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Participation Agreement.

                2. Added Defined Terms. (a) Effective as of the Amendment No. 3 Effective Date, the following defined terms shall be added to Appendix A of the Participation Agreement.

         "Credit Agreement Bank" means each BANK party to the Morgan Credit Agreement from time to time.

         "Bank of Montreal Synthetic Lease" means the Participation Agreement and the Operative Documents, as defined therein. "Credit Agreement Administrative Agent" means Morgan Guaranty Trust Company of New York.

         "Existing Bank" means a Bank as defined in the Morgan Credit Agreement.

         "Financing Documents" has the meaning set forth in the Morgan Credit Agreement.

         "Florida Disposition" means the sale, transfer or other disposition by the Representative and its Subsidiaries, in one or more transactions and pursuant to sales of facilities and related assets, sales of stock of Subsidiaries or a combination thereof, of all or substantially all of the assisted living and skilled nursing facilities of the Representative and its Subsidiaries located in Florida.

         "Foreign Jurisdiction" is defined in Section 10.2(e)(xv).

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Issuer" shall have the meaning set forth in the Morgan Credit
         Agreement.

         "Issuing Bank" means Morgan Guaranty Trust Company of New York in its capacity as issuer of Letters of Credit, and its successors in such capacity.

         "Letter of Credit" shall have the meaning set forth in the Morgan Credit Agreement.

         "Mortgage Assets" is defined in Section 10.2(g)(xii).

         "Mortgages" means the mortgages and deeds of trust described in Exhibit I attached hereto and made a part hereof, in each case as the same has been or may be amended from time to time.

         "New Senior Notes" means the senior unsecured notes of the Representative due April 15, 2009 in an aggregate principal amount of not less than $150,000,000, issued pursuant to the Indenture dated as of April 25, 2001 between the Representative and The Bank of New York, as trustee.

         "Other Financing Agreements" means the Bank of Montreal Synthetic Lease, the PNC Facilit y and the Encore Facilit y. "Other Financing Agreements Liens" means the (i) Liens outstanding on the Amendment No. 3 Effective Date securing the obligations of the Representative and certain of its Subsidiaries under the Other Financing Agreements and
         (ii) Liens on property ("Substitute Collateral") substituted for property (the "Original Collateral") subject to a Lien referred to in clause (i) above; provided that (x) such Lien on Substitute Collateral secures the same obligations as the Lien on the Original Collateral for which it is substituted and (y) the value (determined on the basis of an amount equal to (A) Consolidated EBITDA for such Substituted Collateral for the four consecutive fiscal quarters most recently completed prior to the date upon which such substitution is made for which financial statements have been delivered pursuant to Section 10.1(d)(i) or 10.1(d)(ii) multiplied by (B) 6) of such Substitute Collateral shall not exceed, by more than 5%, the value (as so determined) of the Original Collateral for which it is substituted.

         "Participation Agreement" means the Original Participation Agreement, as amended by the First Amendment, the Second Amendment and this Amendment, as the same may be further amended from time to time.

         "Pledge Agreement" means the Amended and Restated Pledge Agreement dated as of April 25, 2001 among the Representative, Beverly Health and the Credit Agreement Administrative Agent , amending and restating the Pledge Agreement dated as of September 30,1999, as the same has been or may be amended from time to time.

         "Pledged Subsidiary Mortgage Assets" is defined in Section 10.2(g)(b).

         "Security Documents" means the Pledge Agreement and the Mortgages, together with all related filings, assignments, instruments, mortgages and other papers.

         "Specified Restructuring Charges" means the restructuring charges, writedowns, severance costs and special charges, the material components of which are described in the memorandum dated December 15, 2000 from the Representative to the Credit Agreement Administrative Agent and the Existing Banks, in each case to the extent actually incurred by the Representative or one of its Consolidated Subsidiaries during the fiscal quarters of the Representative ended December 31, 2000 and March 31, 2001.

         "Subsidiary Guaranty" means the Amended and Restated Subsidiary Guaranty dated as of April 25, 2001 by the Representative and the Subsidiaries of the Representative parties thereto in favor of the Credit Agreement Banks, the Credit Agreement Administrative Agent and the Issuing Bank, amending and restating the Subsidiary Guaranty dated as of September 30, 1999, as the same may be amended from time to time.

         "Termination Date" means April 25, 2004.

                3. Amended Defined Terms. (a) The following defined terms in Appendix A to the Participation Agreement are hereby amended by deleting such definitions in their entirety and inserting the following in lieu thereof:

         "Adjusted Consolidated Debt" means, at any date, the sum, without duplication, of (i) all liabilities of the Representative and its Subsidiaries at such date of the types classified as "current liabilities: short-term borrowings", "current liabilities: current portion of long-term obligations," "long-term obligations" and, to the extent arising out of claims made by governmental authorities relating to reimbursement obligations or settlements thereof, "other liabilities and deferred items" on the consolidated balance sheet included in the Base Financials, (ii) all guarantees at such date of obligations of other issuers (other than guarantees outstanding on the Amendment No. 3 Effective Date of obligations outstanding on the Amendment No. 3 Effective Date, in amounts not in excess of $57,191,572 and reported in the Base Financials) and (iii) an amount equal to the product of eight multiplied by the Consolidated Rental Expense for the four fiscal quarters of the Representative most recently completed on or prior to such date; provided that for purposes of determining compliance with
         Section 10.2(c) and 10.2(f)(v) and determining the Pricing Ratio only, Consolidated Rental Expense for any such period of four fiscal quarters shall be calculated after giving pro forma effect (including, in the case of any acquisition, as to any cost savings and the like resulting from such acquisition, but only to the extent permitted under Regulation S-X promulgated by the Securities and Exchange Commission) to any acquisition or disposition by the Representative or any of its Subsidiaries of any business, nursing home or other facility or any Subsidiary consummated after the first day of such period and on or prior to the date as of which such determination is to be made, as if such acquisition or disposition had been consummated on the first day of such period, if, but only if, the Consolidated EBITDAR attributable to all such businesses, nursing homes and other facilities and all such Subsidiaries, in any transaction or series of related transactions, for such period, in the aggregate, equals or exceeds $10,000,000.

         "Base Financials" means the consolidated balance sheet of the Representative and its Consolidated Subsidiaries as of December 31, 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended, together with the notes thereto, included in the Representative's 2000 Form 10-K and reported on without qualification by Ernst & Young LLP.

         "Consolidated EBITDA" means, for any period, Consolidated Net Income of the Representative and its Consolidated Subsidiaries for such period plus, without duplication, any amounts deducted in determining such Consolidated Net Income in respect of (a) Consolidated Interest Charges for such period, (b) Consolidated Tax Charges for such period and (c) expenses for such period of the types classified as "depreciation and amortization" on the consolidated statement of operations included in the Base Financials.

         "Consolidated EBITDAR" means, for any period, the sum of Consolidated EBITDA and Consolidated Rental Expense for such period; provided that for purposes of determining compliance with Sections 10.2(c) and 10.2(f)(v) and determining the Pricing Ratio only, Consolidated EBITDAR for any period of four fiscal quarters referred to therein shall be calculated after giving pro forma effect (including, in the case of any acquisition, as to any cost savings and the like resulting from such acquisition, but only to the extent permitted under Regulation S-X promulgated by the Securities and Exchange Commission) to any acquisition or disposition by the Representative or any of its Subsidiaries of any business, nursing home or other facility or any Subsidiary consummated after the first day of such period and on or prior to the date as of which such determination is to be made, as if such acquisition or disposition had been consummated on the first day of such period if, but only if, the Consolidated EBITDAR attributable to all such businesses, nursing homes and other facilities and all such Subsidiaries, in any transaction, or series of related transactions, for such period equals or exceeds $10,000,000.

         "Consolidated Gross Capital Expenditures" means, for any period, the total amount of additions to property and equipment, other than software development costs, of the Representative and its Consolidated Subsidiaries during such period of the types classified as "capital expenditures" on the consolidated statement of cash flows included in the Base Financials.

         "Consolidated Net Income" means, for any period, the net income (loss) (calculated (a) before preferred and common stock dividends and (b) exclusive of the effect of (i) any extraordinary or other material non-recurring gain or loss outside the ordinary course of business,
         (ii) Specified Restructuring Charges in an aggregate amount, on a pretax basis, during the period from October 1, 2000 through March 31, 2001 not exceeding $105,000,000 and (iii) the charges or losses, in an aggregate amount, on a pretax basis, not exceeding $110,000,000 during the term of this [Participation Agreement], incurred by the Representative and its Consolidated Subsidiaries (in connection with the Florida Disposition) for the Representative and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

         "Consolidated Net Worth" means, at any date, the consolidated stockholders' equity of the Representative and its Consolidated Subsidiaries at such date, without giving effect to (i) charges and losses, in an aggregate amount, on a pretax basis, not exceeding $110,000,000 during the term of this [Participation Agreement], incurred by the Representative and its Consolidated Subsidiaries in connection with the Florida Disposition and (ii) Specified Restructuring Charges recorded in the fiscal quarter ended March 31, 2001 in an amount not exceeding, on a pretax basis, $20,000,000.

         "Fixed Charge Coverage Ratio" means, on any date, the ratio of (i) Consolidated EBITDAR minus Consolidated Gross Capital Expenditures for the four consecutive fiscal quarters most recently ended on or prior to such date to (ii) the sum of Consolidated Interest Charges and Consolidated Rental Expense for such four fiscal quarters.

         "Lessor Margin" shall have the meaning ascribed to such term on
         Schedule IV attached hereto and made a part hereof. "Loan Margin" shall have the meaning ascribed to such term on Schedule IV attached hereto and made a part hereof.

         "Morgan Credit Agreement" means the Amended and Restated Credit Agreement dated as of April 30, 1998 amending and restating the Amended and Restated Credit Agreement dated as of August 20, 1997 among the Representative, the Banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Issuing Bank, and Morgan Guaranty Trust Company of New York, as Agent, as the same has been or may be modified, amended or supplemented.

         "Sale and Leaseback Transaction" has the meaning set forth in Section 10.2(m).

                4. Negative Covenants of the Representative. Effective as of the Amendment No. 3 Effective Date, Section 10.2 of the Participation Agreement is hereby amended as follows:

                    (a) Section 10.2(a) is hereby amended by deleting such
         section in its entirety and replacing same with the following:

                           "(a) Minimum Consolidated Net Worth. Consolidated Net
                  Worth of the Representative shall be at least $525,000,000, plus (i) 50% of the aggregate positive Consolidated Net Income (excluding any consolidated net loss) of BEI and its Consolidated Subsidiaries for each fiscal quarter ending after December 31, 2000, plus (ii) 50% of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by BEI's board of directors), received by BEI from the issuance and sale after December 31, 2000 of any capital stock of BEI (other than the proceeds of any issuance and sale of any capital stock (x) to a Subsidiary or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Indebtedness of BEI into capital stock of BEI after December 31, 2000."

                    (b) Section 10.2(b) of the Participation Agreement is hereby amended by deleting such section in its entirety and replacing same with the following:

                           "(b) Fixed Charge Coverage Ratio. The Fixed Charge
                  Coverage Ratio at any date shall not be less than 1.15 to 1.0."

                    (c) Section 10.2(c) of the Participation Agreement is hereby amended by deleting such section in its entirety and replacing same with the following:

                           "(c) Adjusted Consolidated Debt Ratio. The ratio at
                  any date during any period set forth below of (a) Adjusted Consolidated Debt to (b) Consolidated EBITDAR for the period of four consecutive fiscal quarters most recently ended on or prior to such date shall not be more than the ratio set forth below opposite such period:

Period                                          Maximum Ratio
------                                          -------------
January 1, 2001 - December 30, 2001             5.50 to 1.0
December 31, 2001 - December 30, 2002           5.25 to 1.0
December 31, 2002 and thereafter                5.00 to 1.0 "

                    (d) Section 10.2(d) is hereby amended by deleting said
         section in its entirety and inserting the following in lieu thereof:

                           "(d) Ownership of Stock of Wholly-Owned Subsidiaries.
                  Fail to at all times maintain, or cause a Wholly-Owned Subsidiary of the Representative to maintain, ownership of 100% of each class of voting securities (except for directors' qualifying shares) in, each of their Subsidiaries that are Wholly-Owned Subsidiaries of the Representative on the date hereof and each Person that shall become a Wholly-Owned Subsidiary of the Representative after the date hereof, except in each case any such Wholly-Owned Subsidiary that shall hereafter be disposed of in its entirety, consolidated or merged with or into the Representative or another such Wholly-Owned Subsidiary or liquidated."

                    (e) Section 10.2(e) is hereby amended by deleting said
         section in its entirety and inserting the following in lieu thereof:

                           "(e) Investments. Has neither made or acquired nor
                  will make or acquire after the Amendment No. 3 Effective Date any Investment in any Person other than:

                           (i) Investments in the Representative or in Persons that were Subsidiaries of the Representative on the Amendment No. 3 Effective Date;

                           (ii)     Investments in Persons that are (i)
                                    primarily engaged in the health-care
                                    business and (ii) after the making of such Investment, are Subsidiaries of the Representative;

                           (iii)    Temporary Cash Investments;

                           (iv) extensions of credit or Guarantees of obligations of one or more other Persons (other than Encore Nursing Center Partners, Ltd.-85) as an integral part of the financing of the acquisition, construction, equipping or improving of facilities from which the Representative or its Subsidiaries will provide medical or related services;

                           (v) other miscellaneous Investments related to the acquisition and financing (in the ordinary course of the Representative's business) of health-care facilities t hrough industrial development revenue bonds issued for the benefit of the Representative and its Subsidiaries;

                           (vi) capital contributions required to be made by the Representative to Beverly Indemnity, Ltd. in accordance with applicable law and insurance regulations;

                           (vii) stock, obligations or securities received from nursing home patients in the ordinary course of business of the Representative and its Subsidiaries;

                           (viii) negotiable instruments endorsed for deposit or collection or similar instruments in the ordinary course of business;

                           (ix) (a) promissory notes and other Investments received as consideration for facilities sold (other than in connection with, or as part of, the Florida Disposition), provided that the aggregate net book value of all outstanding Investments permitted by this subclause (ix)(i) shall not, at any time, exceed $25,000,000 and (b) promissory notes received as partial consideration for the Florida Disposition, provided that the aggregate principal amount of all such promissory notes permitted by this subclause
                                    (ix)(b) shall not, at any time, exceed
                                    $20,000,000;

                           (x)      Guarantees permitted by Section 10.2(i);

                           (xi) any Investment made by the Representative or any of its Subsidiaries in connection with and as part of a Workout Transaction;

                           (xii) Investments made by the Representative or any of its Subsidiaries in one or more Special Purpose Receivables Financing Subsidiaries by means of the sale of, or the granting of security interests in, Medicare, Medicaid or other patient accounts receivable owing to the Representative or such Subsidiary, in either case to such Special Purpose Receivables Financing Subsidiaries pursuant to a Receivables Financing Program, provided that the net amount of all uncollected accounts receivable owing to the Representative or any of its Subsidiaries that have been so sold or in which a security interest has been so granted shall not exceed 200% of the aggregate principal or redemption amount of all Permitted Receivables Financing Securities then outstanding;

                           (xiii)   Investments made in Beverly Japan
                                    Corporation in an aggregate amount
                                    outstanding at any time not to exceed
                                    $10,000,000;

                           (xiv) Investments made in Persons that are primarily engaged in the health-care business, the consideration for which consists exclusively of common stock of the Borrower or Permitted Preferred Stock; and

                           (xv) any Investment not otherwise permitted by the foregoing clauses of this Section (other than promissory notes and other Investments received as consideration for facilities sold) in any Person engaged primarily in the health-care business if, immediately after such Investment is made or acquired, (i) the aggregate net book value of all such Investments then held by the Borrower or its Subsidiaries and permitted by this clause
                                    (xv) does not exceed $75,000,000 and (ii) the aggregate net book value of all such Investments then held by the Borrower or its Subsidiaries in Persons organized under the laws of any jurisdiction other than the United States or any political subdivision thereof (each such other jurisdiction a "Foreign Jurisdiction") or having their chief executive offices or a substantial portion of their operations or assets in any Foreign Jurisdiction that is otherwise permitted by this clause (xv) does not exceed $15,000,000."

                     (f) Sections 10.2(f) is hereby amended by deleting said
         section in its entirety inserting the following in lieu thereof:

                           "(f) Restricted Payments on Stock. (x) declare or
                  make any dividend payment or other distribution on any capital stock of the Representative (other than dividends payable solely in shares of the Representative's capital stock) or (y) declare or make any payment on account of the purchase, redemption, retirement or acquisition of the Representative's capital stock; provided that, so long as at the time of and after giving effect to any such payment no Event of Default shall have occurred and be continuing,

                           (i) the Representative may make any such payment or distribution from the proceeds of the sale by the Representative (other than a sale to a Subsidiary of the Representative) after the Amendment No. 3 Effective Date of its common stock,

                           (ii) the Representative may make dividend payments with respect to its preferred stock
                                    (A) from any source in an amount not to
                                    exceed $2,500,000 in any fiscal quarter and
                                    (B) from proceeds of the sale by the
                                    Representative (other than a sale to a
                                    Subsidiary of the Representative) after the Amendment No. 3 Effective Date of Permitted Preferred Stock in any amount,

                           (iii) the Representative may make payments on account of the purchase, redemption, retirement or acquisition of its preferred stock from the proceeds of the sale by the Representative (other than a sale to a Subsidiary of the Representative) after the Amendment No. 3 Effective Date of any Permitted Preferred Stock,

                           (iv)     the Representative may make odd-lot
                                    repurchases of its common stock for an
                                    aggregate consideration not exceeding
                                    $10,000 in any calendar year, and

                           (v) the Representative may make any such payment or distribution if, after giving effect thereto, the aggregate amount of all such payments or distributions made after the Amendment No. 3 Effective Date (including, without limitation, any such payments or distributions permitted under subclause
                                    (ii)(A) or clause (iv) above) does not
                                    exceed (A) on any date on which no Event of Default shall have occurred and be continuing or shall result from such payment and the ratio of (x) Adjusted Consolidated Debt on such day to (y) Consolidated EBITDAR for the period of four consecutive fiscal quarters most recently ended on or prior to such date is (I) less than 5.00 to 1.00 but not less than 4.75 to 1.00, $25,000,000,
                                    (II) less than 4.75 to 1.00 but not less than 4.50 to 1.00, $30,000,000, and (III)
                                    less than 4.50 to 1.00, $40,000,000 and (B)
                                    on any other date, $10,000,000.

         Nothing in this Section shall prohibit the payment of any dividend or distribution within 45 days after the declaration thereof if such declaration was not prohibited by this Section."

                      (g) Section 10.2(g) is hereby amended by deleting said
         section in its entirety and inserting the following in lieu thereof:

                           "(g) Negative Pledge. (a) Create, assume or suffer to
                  exist any Lien on any asset now owned or hereafter acquired by it, except:

                           (i) Liens existing on the Amendment No. 3 Effective Date securing Indebtedness and other obligations outstanding on the Amendment No. 3 Effective Date;

                           (ii) any Lien on any asset of any corporation that became or that becomes a Consolidated Subsidiary of the Representative after the Amendment No. 3 Effective Date that exists at the time such corporation became or becomes such a Consolidated Subsidiary and (other than in a Workout Transaction) not created in contemplation thereof;

                           (iii) any Lien existing on any asset prior to the acquisition thereof, acquired after the Amendment No. 3 Effective Date by the Representative or a Subsidiary of the Representative and (other than in a Workout Transaction) not created in contemplation thereof;

                           (iv) any Lien on any asset securing Indebtedness or lease obligations incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset or reconstructing substantially all of such asset, provided that such Lien attached or attaches to such asset concurrently with or within one year after such acquisition, construction or reconstruction;

                           (v) any Lien on any asset securing Indebtedness or lease obligations incurred or assumed for the purpose of improving or making any addition to such asset, provided that (A) such Lien attached or attaches to such asset concurrently with or within one year after the completion of the improvement thereof or addition thereto and (B) the aggregate outstanding principal amount of all such Indebtedness incurred after the Amendment No. 3 Effective Date (and refinancings thereof under clause (viii) below) secured by such Liens shall not, at any time, exceed $30,000,000;


                           (vi) Liens securing Indebtedness incurred in connection with Lease Cancellation Payments, provided that the aggregate amount of all such Indebtedness incurred after the Amendment No. 3 Effective Date (and refinancings thereof under clause (viii) below) secured by such Liens shall not, at any time, exceed $20,000,000;

                           (vii) Liens securing industrial development revenue bonds (or securing contingent obligations to issuers of letters of credit issued to support industrial development revenue bonds) arising in connection with the conversion of the interest rate on such bonds from floating to long-term fixed rates or from fixed rates to other long-term fixed rates;

                           (viii) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section, provided that the principal amount of such Indebtedness is not increased and such Indebtedness is not secured by any additional assets other than assets that relate directly to the facility subject to the original financing;

                           (ix) Liens on Medicare, Medicaid or other patient accounts receivable of the Representative or any of its Subsidiaries, or on Permitted Receivables Financing Securities, granted to secure Permitted Receivables Financing Securities, provided that the net amount of all uncollected accounts receivable owing to the Representative or any of its Subsidiaries over which such a Lien is granted, together, without duplication, with the net amount of all uncollected accounts receivable owing to the Representative or any of its Subsidiaries that are assigned to secure such Permitted Receivables Financing Securities, shall not exceed, at any time, 200% of the aggregate principal or redemption amount of all Permitted Receivables Financing Securities then outstanding;

                           (x) Liens incidental to the conduct of its business or the ownership of its assets which (A) do not secure Indebtedness or Derivatives Obligations and (B) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                           (xi) Liens on cash and cash equivalents securing Derivatives Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $10,000,000;

                           (xii) Liens on nursing homes and related real estate improvements and equipment ("Mortgage Assets") given in substitution for Liens on Mortgage Assets existing on the Amendment No. 3 Effective Date or for Liens on Mortgage Assets incurred pursuant to this clause (xii) or clause (xiii) below, provided that the sum of (A) the excess of the Appraised Value of all Mortgage Assets subjected to Liens pursuant to this clause
                                    (xiii) on or after the Amendment No. 3
                                    Effective Date over the Appraised Value of all such Mortgage Assets released from Liens on or after the Amendment No. 3 Effective Date and (B) all Indebtedness incurred after the Amendment No. 3 Effective Date and secured by Liens permitted under clause
                                    (xiii) below shall not at any time exceed
                                    $25,000,000;

                           (xiii)   Liens not otherwise permitted under clauses
                                    (i) through (xii) of this Section, provided that the sum of the amounts set forth in subclause (A) of clause (xii) above and the aggregate principal amount of all Indebtedness incurred after the Amendment No. 3 Effective Date and secured by Liens permitted under this clause (xiii) shall not at any time exceed $25,000,000;

                           (xiv)    Liens created under the Security Documents;
                                    and

                           (xv)     the Other Financing Agreements Liens.

                (b) The Representative will not permit any Issuer or any Subsidiary of an Issuer to create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it except (i) Liens permitted by clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xiv) and
(xv) of Section 10.2(g)(a) above, (ii) Liens on nursing homes and related real estate improvements and equipment of Issuers and their Subsidiaries ("Pledged Subsidiary Mortgage Assets") given in substitution for Liens on Pledged Subsidiary Mortgage Assets incurred pursuant to this clause (ii) or clause (iii) below, provided that the sum of (A) the excess of the Appraised Value of all Pledged Subsidiary Mortgage Assets subjected to Liens pursuant to this clause
(ii) on or after the Amendment No. 3 Effective Date over the Appraised Value of all such

Pledged Subsidiary Mortgage Assets released from Liens on or after the Amendment No. 3 Effective Date and (B) all Indebtedness incurred after the Amendment No. 3 Effective Date and secured by Liens permitted under clause (iii) below shall not at any time exceed $25,000,000 and (iii) Liens not otherwise permitted under clauses (i) and (ii) of this subsection (b), provided, that the sum of the amounts set forth in subclause (A) of clause (ii) above and the aggregate principal amount of all Indebtedness incurred after September 30, 1999 and secured by Liens permitted under this clause (iii) shall not exceed $25,000,000."

                     (h) Section 10.2(h) is hereby amended by deleting said
         section in its entirety and inserting the following language in lieu thereof:

                           "(h) Consolidations, Mergers and Sales of Assets.
                  Neither the Representative nor any of its Subsidiaries will
                  (i) consolidate or merge with or into any other Person, unless the Representative or, except in the case of a merger or consolidation to which the Representative is a party, a Wholly-Owned Subsidiary of the Representative is the surviving corporation or (ii) sell, lease or otherwise transfer all or any substantial part of the assets of the Representative and its Subsidiaries, taken as a whole, to any other Person, provided that (A) this Section shall not apply to mergers, dissolutions, reorganizations or liquidations of Subsidiaries of the Representative that have disposed of all or substantially all of their assets and (B) the Representative and its Subsidiaries may assign or grant security interests in their Medicare, Medicaid or other patient accounts receivable to a Special Purpose Receivables Financing Subsidiary to secure Permitted Receivables Financing Securities (provided that the net amount at any time of all uncollected accounts receivable owing to the Representative or any of its Subsidiaries that are so assigned or in which a security interest is so granted shall not exceed 200% of the aggregate principal or redemption amount of all Permitted Receivables Financing Securities then outstanding)."

                     (i) Section 10.2(i) is hereby amended by deleting said
         section in its entirety and inserting the following language in lieu thereof:

                           "(i) Incurrence of Indebtedness. (a) The
                  Representative will not permit any of its Subsidiaries to incur, assume or suffer to exist any Indebtedness, except:

                           (i) Indebtedness outstanding on the Amendment No. 3 Effective Date and included either in the Base Financials or listed in Schedule III hereto;

                           (ii) Indebtedness incurred after the Amendment No. 3 Effective Date in connection with Lease Cancellation Payments, provided that the aggregate principal amount of all such Indebtedness outstanding at any time shall not exceed $20,000,000;

                           (iii) Indebtedness secured by a Lien permitted pursuant to clause (iii) of subsection 10.2(g)(a);

                           (iv) Indebtedness of any corporation that became or becomes a Consolidated Subsidiary of the Representative after the Amendment No. 3 Effective Date that existed or exists at the time such corporation became or becomes such a Consolidated Subsidiary and (other than in a Workout Transaction) not created in contemplation thereof;

                           (v) Indebtedness ("Refinancing Debt") incurred to refinance Indebtedness ("Refinanced Debt") permitted under clauses (i) through
                                    (iv) above, provided that (A) the principal amount of such Refinancing Debt shall not exceed the principal amount of such Refinanced Debt and (B) such Refinancing Debt shall have a weighted average life of not less than the remaining weighted average life of such Refinanced Debt or such Refinancing Debt shall not have any required payments of principal prior to the first anniversary of the Termination Date;

                           (vi) Permitted Receivables Financing Securities, provided that the aggregate principal and redemption amount of all Permitted Receivables Financing Securities outstanding at any time shall not exceed $100,000,000;

                           (vii) Indebtedness incurred under the Financing Documents;

                           (viii)   Guarantees by any Subsidiary of the
                                    Representative of any obligation of the
                                    Representative or any of its other
                                    Subsidiaries that such guaranteeing
                                    Subsidiary would have been permitted to
                                    incur hereunder as a primary obligation;

                           (ix) Indebtedness consisting of advances from the Representative or any of its Subsidiaries in connection with the normal operation of the business of the Representative and its Subsidiaries;

                           (x) Indebtedness incurred in connection with and as part of a Workout Transaction;

                           (xi) Indebtedness incurred or assumed for the purpose of financing the cost of acquiring, constructing or improving an asset of the Representative or any of its Subsidiaries;

                           (xii) Indebtedness incurred under the New Senior Notes and Guarantees thereof by the Subsidiary Guarantors;

                           (xiii)   Permitted Preferred Stock; and

                           (xiv) Indebtedness not otherwise permitted under clauses (i) through (xiii) of this Section, provided that the aggregate principal amount of all Indebtedness permitted under this clause (xiv) that is incurred on or after the Amendment No. 3 Effective Date shall not at any time exceed $20,000,000.

                           (b) The Representative will not permit any Issuer or
                  any Subsidiary of any Issuer to incur, assume or suffer to exist Indebtedness other than (A) Indebtedness permitted under clauses (i), (ii) (but only to the extent that the Lease Cancellation Payments relate to a facility operated by any such Issuer or Subsidiary), (iii), (iv), (v) (to the extent the Refinanced Indebtedness referred to therein is Indebtedness referred to in clauses (i), (ii) (but only to the extent that the Lease Cancellation Payments relate to a facility operated by any such Issuer or Subsidiary), (iii) and
                  (iv)), (vi), (vii), (viii), (ix), (x), (xi) (but only to the extent that the assets acquired, constructed or approved with the proceeds of such Indebtedness are assets of such Issuer or such Subsidiary), (xii) and (xiv) of subsection 10.2(i)(a) above; provided that the aggregate principal amount of Indebtedness of such Issuers and Subsidiaries permitted under clauses (viii) (other than guarantees by an Issuer or any of its Subsidiaries of Indebtedness of an Issuer or any of its Subsidiaries) and (xiv) shall not exceed, in the aggregate, $20,000,000 and (B) guarantees of obligations of Subsidiaries of the Representative, which obligations are permitted under clause (xi) of Section 10.2(i)(a) above and arise under any of the Other Financing Agreements and refinancings, extensions, replacements and increases of any of the foregoing, provided that the aggregate principal amount of Indebtedness permitted under this clause (B) may not exceed $160,000,000."

                     (j) Section 10.2(j) shall be amended by deleting said
         section in its entirety and inserting the following in lieu thereof:

                           "(j) Lease Conversions. The Representative will not,
                  and will not permit any of its Subsidiaries to, make any Lease Conversion in any calendar year unless:

                           (i) the aggregate consideration paid or to be paid by the Representative and its Subsidiaries in connection with the termination of leases or the acquisition of facilities and related property pursuant to such Lease Conversion and all other Lease Conversions made during such calendar year would not exceed $100,000,000; and

                           (ii) to the extent such Lease Conversion is financed or will be financed with Indebtedness of the Representative or any of its Subsidiaries, such Indebtedness is incurred within one year of such Lease Conversion."

                     (k) Section 10.2(k) shall be amended by deleting said
         section in its entirety and inserting the following in lieu thereof:

                           "(k) Transactions with Affiliates. The Representative
                  will not, after the date hereof, and will not permit any of its Subsidiaries to, after the date hereof, enter into any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Representative's or such Subsidiary's (as the case may be) business and upon fair and reasonable terms no less favorable to the Representative or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate."

                     (l) Section 10.2 is hereby amended by adding the following
         Section 10.2(l) and 10.2(m) after Section 10.2(k):

                           "(l) Consolidated Gross Capital Expenditures.
                  Consolidated Gross Capital Expenditures will not, for any of the fiscal years set forth below, exceed the amount indicated opposite such fiscal year:

Fiscal Year Ending                 Amount
------------------                 ------
December 31, 2001               $125,000,000
December 31, 2002               $125,000,000
December 31, 2003               $125,000,000
December 31, 2004               $130,000,000

                To the extent that Consolidated Gross Capital Expenditures for any fiscal year set forth above are less than the applicable amount specified in the table, the difference may be carried forward to the next fiscal year (and for this purpose, Consolidated Gross Capital Expenditures in any subsequent fiscal year shall be applied, first, to any such carry-forward amount and, second, to the specified amount for such year)."

                  "(m) Sale and Leaseback Transactions. The Representative will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, which property has been owned and operated by the Representative and its Subsidiaries for more than 180 days, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (each, a "Sale and Leaseback Transaction"), except for Sale and Leaseback Transactions the aggregate amount of Attributable Indebtedness in respect of which does not exceed $20,000,000 at any time outstanding."

                5. Effective as of the Amendment No. 3 Effective Date, Schedule IV of the Participation Agreement is hereby amended by deleting said schedule in its entirety and replacing said schedule with Schedule IV attached hereto and made a part hereof.

                6. Representations and Warranties. To induce the Administrative Agent, the Agent Lessor and the Participants to execute and deliver this Amendment, each of the Beverly Entities that is a party hereto represents and warrants (which representations and warranties shall survive the execution and delivery of this Amendment) to each of the Administrative Agent, the Agent Lessor and the Participants that:

                     (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                     (b) the Original Participation Agreement, as amended by the First Amendment, the Second Amendment and this Amendment, constitutes the legal, valid and binding obligation, contract and agreement of such Beverly Entity enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiti ng creditors' ri ghts generally;

                     (c) the execution, delivery and performance by such Beverly Entity of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (l) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Morgan Credit Agreement (as the same has been amended or modified), or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this subsection (c);

                     (d) as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

                     (e) all the representations and warranties contained in
         Section 8.2 of the Participation Agreement (after giving effect to this Amendment) are true and correct in all material respects with the same force and effect as if made by such Beverly Entity on and as of the date hereof.

                7. Conditions to Effectiveness of this Amendment. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied to the satisfaction of the Agent Lessor, the Administrative Agent and each Participant (the conditions precedent are for the benefit of the Agent Lessor, the Administrative Agent and each Participant only):

                     (a) The Agent Lessor, the Administrative Agent and the Participants shall have received executed counterparts of this Amendment, duly executed by the Beverly Entities party hereto;

                     (b) The Agent Lessor, the Administrative Agent and the Participants shall have received evidence satisfactory to them that the Morgan Credit Agreement has been amended in form and substance satisfactory to the Administrative Agent, the Agent Lessor and the Participants; and

                     (c) The representations and warranties of the Beverly Entities set forth in Section 8 hereof are true and correct on and with respect to the date hereof.

         Upon receipt of all of the foregoing, this Amendment shall become effective.

                8. Payment of Fees and Expenses. The Representative agrees to pay upon demand, the reasonable fees and expenses of Mayer, Brown & Platt, counsel to the Lessors, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment and all reasonable fees and expenses attendant to any filing, registration, recording or perfection of any Lien contemplated hereby.

                9. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                11. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


                     THERE IS NO FURTHER TEXT ON THIS PAGE

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                            BEVERLY ENTERPRISES, INC., as
                                            Representative, Construction Agent,
                                            Parent Guarantor and a Lessee

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BANK OF MONTREAL, as Arranger,
                                            Administrative Agent and as a Lender

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BANK OF MONTREAL GLOBAL CAPITAL
                                            SOLUTIONS, INC., as Agent Lessor and
                                            as a Lessor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as a Lender

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            TORONTO-DOMINION (TEXAS), INC., as a
                                            Lender

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BANK OF AMERICA, NATIONAL
                                            ASSOCIATION, as a Lender

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            VANTAGE HEALTHCARE CORPORATION, as
                                            Lessee and Structural Guarantor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            PETERSEN HEALTH CARE, INC., as
                                            Lessee and Structural Guarantor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BEVERLY SAVANA CAY MANOR, INC., as
                                            Lessee and Structural Guarantor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BEVERLY ENTERPRISES - GEORGIA, INC.,
                                            as Lessee and Structural Guarantor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BEVERLY ENTERPRISES - CALIFORNIA,
                                            INC., as Lessee and Structural
                                            Guarantor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BEVERLY ENTERPRISES - ARKANSAS,
                                            INC., as Lessee and Structural
                                            Guarantor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BEVERLY ENTERPRISES - FLORIDA, INC.,
                                            as Lessee and Structural Guarantor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BEVERLY HEALTH AND REHABILITATION
                                            SERVICES, INC., as Lessee and
                                            Structural Guarantor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BEVERLY ENTERPRISES - WASHINGTON,
                                            INC., as Lessee and Structural
                                            Guarantor

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                    SCHEDULE III
[SUBJECT TO REVISIONS BY THE COMPANY]

                             EXISTING Indebtedness

                                 BALANCE
TYPE                          MARCH 31, 2001
----                          --------------
NOTES & MORTGAGES              $146,468,123
TAX EXEMPT BONDS                130,705,000
FIRST MORTGAGE BONDS             31,912,000
MIFA TAXABLE BONDS               18,000,000
9% SENIOR NOTES                 180,000,000
REVOLVER OUTSTANDING            182,000,000
AIG LOAN                         32,500,000
BANK UNITED                      17,930,633
AMSOUTH BANK                     16,050,360
CAPITAL LEASES                   14,736,608
TOTAL                          $770,302,724

                                  SCHEDULE IV
                           TO PARTICIPATION AGREEMENT

                                PRICING CATEGORY

For purposes of this Pricing Schedule, the following terms have the following meanings:

         "LESSOR MARGIN" means, with respect to the Lessor Amounts on any day, the percentage set forth below opposite the Pricing Category in effect for such date for the applicable type of Lessor Amount:

Pricing Category    LIBO Margin     Base Rate Margin
----------------    -----------     ----------------
        I               3.125%          2.125%
        II              3.375%          2.375%
        III             3.625%          2.625%
        IV              3.875%          2.875%

         "LOAN MARGIN" means, with respect to the Loans on any day, the percentage set forth below opposite the Pricing Category in effect for such day for the applicable type of Loan:

Pricing Category    LIBO Margin     Base Rate Margin
----------------    -----------     ----------------
        I               2.625%          1.625%
        II              2.875%          1.875%
        III             3.125%          2.125%
        IV              3.375%          2.375%

         "PRICING RATIO" means, on any day, the ratio of Adjusted Consolidated Indebtedness on such day to Consolidated EBITDAR for the four consecutive fiscal quarters most recently ended on or prior to such day.

         "CATEGORY I PRICING" applies on any day if, as of the last day of the fiscal quarter of the Representative most recently ended on or prior to such day and as to which the Representative shall have delivered, or been required to deliver, o n or prior to such day a certificate pursuant to Section 10.01(d)(iii), the Pricing Ratio is less than 4.0 to 1.0.

         "CATEGORY II PRICING" applies on any day if, as of the last day of the fiscal quarter of the Representative most recently ended on or prior to such day and as to which the Representative shall have delivered, or been required to deliver, o n or prior to such day a certificate pursuant to Section 10.01(d)(iii), (i) the Pricing Ratio is less than 4.5 to 1.0 and (ii) Category I Pricing does not apply.

         "CATEGORY III PRICING" applies on any day if, as of the last day of the fiscal quarter of the Representative most recently ended on or prior to such day and as to which the Representative shall have delivered, or been required to deliver, o n or prior to such day a certificate pursuant to Section 10.01(d)(iii), (i) the Pricing Ratio is less than 5.0 to 1.0 and (ii) neither Category I Pricing nor Category II Pricing applies.

         "CATEGORY IV PRICING" applies on any day if, on such day, no other Pricing Category applies.

                                                                       EXHIBIT I
                                                      TO PARTICIPATION AGREEMENT

                                   EXHIBIT I

(a)   VALLEY NURSING AND REHAB - FACILITY NO. 208    ST. MARY'S, OHIO

      Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of October 29, 1999 from Columbia-Valley Nursing Home, Inc. ("Columbia-Valley"), as mortgagor, to Morgan Guaranty Trust Company of New York ("Morgan"), as agent, as mortgagee, recorded in Auglaize County, Ohio on November 2, 1999 in Vol 381, Page 313

(b)   COMMUNITY NURSING HOME - FACILITY NO. 209    BOWLING GREEN, OHIO

      Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of October 29, 1999 from Nursing Home Operators, Inc. ("Nursing"), as mortgagor, to Morgan, as mortgagee, recorded in Wood County, Ohio on November 2, 1999 in Vol 1279, Page 150

(c)   NORTHEAST NURSING HOME - FACILITY NO. 210    NAPOLEON, OHIO

      Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of October 29, 1999 from Nursing, as mortgagor, to Morgan, as agent, as mortgagee, recorded in Henry County, Ohio on November 2, 1999 in Vol 60, Page 484

(d)   BEVERLY HEALTH & REHAB - PASCO - FACILITY NO. 261    PASCO, WASHINGTON

      Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 29, 1999 from Beverly Enterprises -Washington, Inc. ("Beverly"), as grantor, to Fidelity National Title Company of Washington ("Fidelity-Washington"), as trustee, for the benefit of Morgan, as agent, as grantee, recorded in Franklin County, Washington on November 2, 1999, as Instrument No. 1571747

(e)   GRAY'S HARBOR - FACILITY NO. 2554    ABERDEEN, WASHINGTON

      Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 29, 1999 from Beverly, as grantor, to Fidelity-Washington, as trustee, for the benefit of Morgan, as agent, as grantee, recorded in Grays Harbor County, Washington on November 2, 1999, as Instrument No. 1999-11020041

(f)   BENSON HEIGHTS REHAB - FACILITY NO. 2132    KENT, WASHINGTON

      Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 29, 1999 from Beverly, as grantor, to Fidelity-Washington, as trustee, for the benefit of Morgan, as agent, as grantee, recorded in King County, Washington on November 2, 1999, as Document No. 19991102001006

(g)   BEVERLY HEALTH - FRANKFORT - FACILITY NO. 984    FRANKFORT, KENTUCKY

      Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of October 29, 1999 from Beverly Health and Rehabilitation Services, Inc. ("Beverly Health"), as mortgagor, to Morgan, as agent, as mortgagee, recorded in Franklin County, Kentucky on November 3, 1999 in Book 652, Page 87

(h)   GREEN HILL MANOR NURSING FACILITY - FACILITY NO. 71    GREENBERG, KENTUCKY

      Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of November 30, 1999 from Beverly Health, as mortgagor, to Morgan, as agent, as mortgagee, recorded in Green County, Kentucky on December 1, 1999 in Book 151, Page 688

(i)   FRANKENMUTH CONVALESCENT CTR - FACILITY NO. 3681    FRANKENMUTH, MICHIGAN

      Mortgage dated as of November 30, 1999 from Beverly Enterprises -Michigan, Inc., as mortgagor, to Morgan, as agent, as mortgagee, recorded in Saginaw County, Michigan on December 1, 1999 in Liber 2154, Page 2247